UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)                   June 26, 2007
--------------------------------------------------------------------------------

                   Goldman Sachs Asset Backed Securities Corp.
                            GS Auto Loan Trust 2007-1
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        333-132001                                           02-0678069
      333-132001-02                                          51-6577765
------------------------                           -----------------------------
(Commission File Numbers)                               (Registrants' I.R.S.
                                                   Employer Identification Nos.)

             85 Broad Street
           New York, New York                                            10004
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 902-1000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      The Co-Registrants are filing the exhibit listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class B Asset Backed Notes and Class C Asset Backed Notes (the "Notes") by GS Auto Loan Trust 2007-1 described in the Preliminary Prospectus Supplement dated June 20, 2007.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits.

Exhibit
No.         Document Description
-------     --------------------------------------------------------------------

5.1         Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality matters
8.1         Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants, Goldman Sachs Asset Backed Securities Corp. and GS Auto Loan Trust 2007-1 by its Depositor, Goldman Sachs Asset Backed Securities Corp., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 26, 2007
                                       GOLDMAN SACHS ASSET BACKED
                                       SECURITIES CORP.

                                       By: /s/ Curtis Probst
                                           ------------------
                                       Name: Curtis Probst
                                       Title: Vice President

                                       GS AUTO LOAN TRUST 2007-1

                                       By: Goldman Sachs Asset Backed Securities
                                           Corp., its Depositor

                                       By: /s/ Curtis Probst
                                           ------------------
                                       Name: Curtis Probst
                                       Title: Vice President